UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 15, 2011

BUCKEYE TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

State of Delaware	33-60032	62-1518973
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Tillman Street Memphis, Tennessee	38112
(Address of principal executive offices)	(Zip Code)

(901) 320-8100
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7.  REGULATION FD.

Item 7.01.  Regulation FD Disclosure.

The information furnished on exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

SECTION 5.  OTHER EVENTS

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Buckeye Technologies Inc. (the “Company”) has elected to change the recordkeeper for the Merfin Systems 401(k) Profit Sharing Plan (the “Plan”).  As a result of this change, there will be a blackout period in which Plan participants and beneficiaries temporarily will be unable to (i) direct or diversify investments in their individual accounts or (ii) obtain a distribution from the Plan.  The blackout period is expected to start as of 4:00 p.m., Central Time, on June 23, 2011 and is expected to end no later than the week of July 10, 2011.  (the “Blackout Period”).

The Company received the notice of the Blackout Period required by Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974 on June 1, 2011.

On June 15, 2011, the Company sent a notice of the Blackout Period (the “Blackout Period Notice”) to the members of its Board of Directors and executive officers pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, informing them that they would be prohibited during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) that they acquire or have previously acquired in connection with their service or employment as a director or executive officer of the Company.

A copy of the Blackout Period Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Sheila Jordan Cunningham, General Counsel, 1001 Tillman Street, P.O. Box 8407, Memphis, TN  38112-2038 or by telephone at (901) 320-8409.

Item 9.01                      Financial Statements and Exhibits.

 (d) Exhibits.

99.1.	Notice of Blackout Period to Directors and Executive Officers of Buckeye Technologies Inc. dated June 15, 2011. (furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE TECHNOLOGIES INC.

By:	/s/ Steven G. Dean
Steven G. Dean
Senior Vice President and Chief Financial Officer
Date: June 15, 2011